--------------------------------------------------------------------------------
                                 T. Rowe Price
--------------------------------------------------------------------------------
                                SemiAnnual Report
                               Prime Reserve Fund
--------------------------------------------------------------------------------
                               November 30, 1996
--------------------------------------------------------------------------------
Report Highlights
================================================================================

     * Money market yields were relatively steady over the last six months amid conflicting economic signals and inflation fears.

     * The Prime Reserve Fund returned 2.39% and 4.95% for the 6- and 12-month periods ended November 30, slightly ahead of its peer group average.

     * The fund increased holdings of fixed rate securities and slightly emphasized short- and long-term money market securities over their intermediate counterparts.

     * The Federal Reserve has little reason to tighten in the near future. We expect money market yields to remain steady.

--------------------------------------------------------------------------------
Fellow Shareholders
================================================================================

Money market yields held relatively steady over the last six months amid conflicting signals on the economy and inflation. Despite widespread expectation of monetary tightening earlier in the period, the Federal Reserve kept key short-term interest rates unchanged. Your fund produced a respectable return.

--------------------------------------------------------------------------------
MARKET ENVIRONMENT
================================================================================

For much of the last six months, the financial markets waited for the Federal Reserve to apply the brakes as economic growth initially surged, fanning inflation fears. However, the central bank motored along at a steady pace, keeping the key federal funds target at 5.25%, where it has been since last January. That strategy proved correct as growth slowed to more sustainable levels in recent months and inflation fears subsided.

Money market yields, which generally track the federal funds rate, bounced around in a relatively narrow range in response to the conflicting economic signals. They spiked up after the economy grew at a robust 4.7% annualized rate in the second calendar quarter, but dropped back over the last three months as growth slowed to 2% in the third quarter.


   [ A 3-line chart showing interest rate levels on the 1-Year Treasury bill, 90-day Treasury bill, and Federal Funds rate from 11/30/95 through 11/30/96.]


As shown in the chart, the one-year and 90-day Treasury bills reached recent highs in August of 6% and 5.3%, respectively, before dropping back as the economy slowed. Over the last 12 months, despite significant volatility, short-term interest rates ended up close to where they started, leading to steady returns on money market securities.

Late in the fund's reporting period, foreign buyers created a huge demand for U.S. money market securities due to the strong dollar and comparatively lower interest rates abroad, particularly in Japan.

As prices rose, the difference in yield between the one-year Treasury bill and the federal funds rate, historically around 35 basis points when the Federal Reserve is on hold, shrank to around 10 basis points (one-tenth of one percentage point).

--------------------------------------------------------------------------------
PERFORMANCE AND STRATEGY REVIEW
================================================================================

Despite the uncertainty over monetary policy, your fund's yield was relatively steady over the last six months, ending at 4.89% (as shown in the table following this letter). The fund produced a decent return, essentially in line with the average money market fund as measured by Lipper Analytical Services. For the 12 months ended November 30, the fund again produced favorable absolute and relative performance, as shown in the table.

--------------------------------------------------------------------------------
Performance Comparison
================================================================================

Periods Ended 11/30/96          6 Months    12 Months
--------------------------------------------------------------------------------
Prime Reserve Fund                 2.39%      4.95%

Lipper Money Market
Funds Average                      2.36       4.83
================================================================================

The apparent stability of your fund's average maturity, rising by only seven days between May and November, masks the wide range it covered. When economic growth appeared strong and rates rose earlier in the period, we bought shorter-maturity issues that could be quickly rolled over into higher-yielding ones. Conversely, when the economy weakened and rates fell back in recent months, we purchased instruments with longer maturities to enhance yield and delay the roll-over of assets into lower-yielding securities. As a result of this strategy, average maturity ranged between a low of 41 days and a high of 70 days over the last six months. We ended the period near the upper end of that range, in line with our competitor funds, given our belief that the Fed would not raise short-term rates in the near future.

As usual, we made only minor changes in the fund's mix of securities, as shown in the sector diversification table following this letter. Since the fund invests only in high-quality, short-term debt instruments, portfolio changes generally reflect the availability more than the relative attractiveness of these securities. We slightly increased exposure to fixed rate obligations to 90% of net assets, with a corresponding decrease in floating rate instruments, where yields were driven lower by strong demand. The fund continued to maintain a well-diversified portfolio, with its heaviest concentrations in domestic bank commercial paper, foreign negotiable CDs denominated in U.S. dollars, and finance and credit issues.

Since   yields  on   intermediate-term   money  market   securities   were  only
incrementally higher than those on short-term issues, we underweighted intermediates in favor of both short- and long-term instruments. This "barbell" strategy helped enhance the fund's yield by taking advantage of temporarily higher yields on very short-term issues as well as the customarily higher yields of one-year maturities.


--------------------------------------------------------------------------------
OUTLOOK
================================================================================

The economy has slowed to a more sustainable rate of growth and inflation remains moderate. There appears to be little reason for the Fed to raise interest rates in the near future. While demand for U.S. money market securities from foreign buyers is strong, it is more unpredictable than demand from domestic buyers. Therefore, we expect to keep overall maturity in line with our competitor funds. Money market yields should remain relatively steady over the next six months.

Respectfully submitted,

[signature]

Edward A. Wiese
President and
Chairman of the Investment Advisory Committee

December 18, 1996

--------------------------------------------------------------------------------
Portfolio Highlights
================================================================================

Key statistics
                                                         5/31/96      11/30/96

Price Per Share                                         $   1.00      $   1.00
Dividends Per Share
    For 6 months                                            0.025         0.024
    For 12 months                                           0.051         0.048

Dividend Yield (7-Day Compound) *                            4.79%         4.89%
Weighted Average Maturity (days)                               59            66
Weighted Average Quality **                           First Tier      First Tier
--------------------------------------------------------------------------------
          * Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.

     ** All securities purchased in the money fund are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.
================================================================================

--------------------------------------------------------------------------------

T. Rowe Price Prime Reserve Fund
================================================================================

Portfolio Highlights
--------------------

SECTOR Diversification
                                                           Percent of Percent of
                                                           Net Assets Net Assets
                                                              5/31/96   11/30/96
                                                              -------   --------
Banking ..................................................        15%        14%
U.S. Dollar-Denominated Foreign Negotiable CDs ...........        14         14
Finance and Credit .......................................        12         14
Eurodollar Negotiable CDs ................................        14          9
Foreign Government and Municipalities ....................         5          7
Domestic Negotiable CDs ..................................         4          6
Automobiles and Related ..................................         5          6
Asset-Backed .............................................         7          6
Domestic Negotiable Bank Notes ...........................         5          5
Pharmaceuticals ..........................................         3          4
Industrial ...............................................         5          4
U.S. Government Agency ...................................         3          3
Broker-Dealers ...........................................         3          3
Petroleum ................................................         1          2
Food Processing ..........................................         2          2
All Other ................................................         3          3
Other Assets Less Liabilities ............................        -1         -2

Total ....................................................       100%       100%
                                                                 ---        ---
Fixed Rate Obligations ...................................        86         90
Floating Rate Instruments ................................        14         10
================================================================================

--------------------------------------------------------------------------------

Performance Comparison
================================================================================

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

[SEC Graph shown here. Periods 11\87 thru 11\96.  Prime Reserve Fund $17,201 and
 Lipper Money Market Funds Average $17,110]

--------------------------------------------------------------------------------
Average Annual Compound Total Return
================================================================================
This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

================================================================================
Periods Ended  11/30/96                   1 Year   3 Years   5 Years   10 Years
-------------  --------                   ------   -------   -------   --------
Prime Reserve Fund                         4.95%     4.64%     4.00%     5.57%

--------------------------------------------------------------------------------
          Investment return represents past performance and will vary. While the fund is managed to maintain a stable share price of $1.00, this is not guaranteed. An investment in the fund is not insured or guaranteed by the U.S. government.
================================================================================
The accompanying notes are an integral part of these financial statements.
================================================================================


--------------------------------------------------------------------------------
Financial Highlights
================================================================================
Unaudited

T. Rowe Price Prime Reserve Fund
--------------------------------------------------------------------------------

                                   6 Months      Year            3 Months++     Year
                                      Ended     Ended               Ended      Ended
                                   11/30/96   5/31/96   5/31/95   5/31/94    2/28/94    2/28/93   2/29/92
                                   --------   -------   -------   -------    -------    -------   -------
NET ASSET VALUE

Beginning of period   ...          $1.000     $1.000     $1.000    $1.000     $1.000    $1.000    $1.000
Investment activities
    Net investment income            0.024     0.051      0.047     0.008      0.026     0.030     0.051
Distributions
    Net investment income           (0.024)   (0.051)    (0.047)   (0.008)    (0.026)   (0.030)   (0.051)

NET ASSET VALUE

End of period ...........          $1.000     $1.000     $1.000    $1.000     $1.000    $1.000     $1.000
Ratios/Supplemental Data
Total return ............            2.39%     5.25%       4.85%     0.76%      2.60%    3.06%      5.26%
Ratio of expenses to
average net assets ......            0.66%+    0.66%       0.67%     0.73%+     0.74%    0.75%      0.78%
Ratio of net investment
income to average
net assets ..............            4.76%+    5.07%       4.76%     3.02%+     2.56%    3.04%      5.14%
Net assets, end of period
(in millions) ...........           $4,375    $4,011      $3,841    $3,627     $3,379   $3,597     $4,115

--------------------------------------------------------------------------------
     +    Annualized.
     ++   The fund's fiscal year-end was changed to May 31.

================================================================================

Statement of Net Assets
================================================================================
Unaudited                                                      November 30, 1996

                                                                  Par      Value
                                                                  ---      -----
BANK NOTES  5.1%

Comerica Bank, 5.77%, 8/13/97 ............................    $20,000    $20,023
FCC National Bank of Wilmington, 5.60%, 11/4/97 ..........     25,000     25,001
First America Bank of Michigan N.A., 5.60%, 11/20/97 .....     25,000     24,999
Key Bank, VR, 5.295%, 12/23/96 ...........................     15,000     14,991
Mellon Bank N.A., 6.25%, 12/16/97 ........................     50,000     50,336
PNC Bank N.A
    VR
        5.275%, 12/2/96 ..................................     38,000     37,978
        5.295%, 12/6/96 ..................................      6,000      5,999

Southtrust Bank of North Carolina, VR, 5.375%, 12/12/96 ..     22,000     22,000
Southtrust Bank of Georgia, VR, 5.315%, 12/22/96 .........     12,000     11,996
Wachovia Bank of North Carolina, 6.65%, 9/5/97 ...........      7,200      7,244

Total Bank Notes (Cost $220,567) .........................               220,567

CERTIFICATES OF DEPOSIT  28.8%

Abbey National, (London), 5.39%, 3/17/97 .................    100,000    100,003
ABN Amro Bank, 5.68%, 4/17/97 ............................     25,000     25,008
Australia & New Zealand Banking
        5.51%, 8/18/97 ...................................     30,000     30,002
    (London)
        5.45%, 5/6/97 ....................................     25,000     25,001
        5.50%, 4/23/97 ...................................     45,000     45,012
Bank of Nova Scotia
        6.08%, 8/4/97 ....................................     10,000     10,033
    (London), 6.05%, 6/25/97 .............................     18,000     18,043
Bank of Scotland, 5.26%, 12/2/96 .........................     50,000     50,000
Banque Nationale de Paris
        5.385%, 3/6/97 ...................................      8,000      8,000
    (London)
        5.51%, 4/28/97 ...................................     46,000     46,012
        5.52%, 4/25/97 ...................................     25,000     25,008

Barclays Bank PLC, (London), 5.40%, 1/27/97 ..............     40,000     40,000
Bayerische Landesbank Girozentrale, 5.31%, 12/9/96 .......     31,900     31,900

Bayerische Vereinsbank
    (London)
        5.415%, 1/10/97 ..................................   $ 10,000   $ 10,000
        5.43%, 5/14/97 ...................................     45,000     45,002
        5.70%, 10/31/97 ..................................     15,000     15,017
Branch Banking & Trust, 5.28%, 12/12/96 ..................     50,000     50,000
Canadian Imperial Bank
        5.31%, 12/5/96 ...................................     50,000     50,000
        5.36%, 1/10/97 ...................................     50,000     50,000

Chase Manhattan Bank, 5.50%, 8/5/97 ......................     50,000     50,007
Credit Agricole, 5.42%, 12/30/96 .........................     40,000     40,003
Deutsche Bank
        5.31%, 12/6/96 ...................................     20,000     20,000
        5.37%, 1/21/97 ...................................     75,000     75,000
FCC National Bank of Wilmington, 5.73%, 8/21/97 ..........     33,000     33,035
Hessische Landesbank Girozentrale, 6.09%, 9/11/97 ........     45,000     45,180
National Westminster Bank PLC, 5.57%, 12/9/96 ............     40,000     40,002
Providian National Bank, 5.65%, 4/4/97 ...................     21,000     21,014
Societe Generale, 5.73%, 10/15/97 ........................     45,000     45,049
Sudwesdeutsche Landesbank, (London), 5.43%, 4/1/97 .......     20,000     20,002
Svenska Handelsbank, 5.45%, 5/7/97 .......................     30,000     30,000
U.S. Bank of Oregon, 5.35%, 1/10/97 ......................     50,000     50,000
Union Bank, 5.50%, 4/8/97 ................................     50,000     50,000
Westpac Capital
        6.23%, 9/5/97 ....................................     28,000     28,136
        6.24%, 9/4/97 ....................................     40,000     40,197

Total Certificates of Deposit (Cost $1,261,666) ..........             1,261,666

COMMERCIAL PAPER  48.2%

American Express Credit, 5.25%, 12/3/96 ..................     50,000     49,985
Ameritech Capital Funding, 4(2), 5.30%, 12/19/96 .........     35,000     34,907
Asset Securitization Cooperative
    4(2)
        5.27%, 12/5/96 ...................................     22,503     22,490
        5.30%, 2/21/97 ...................................     50,000     49,396
        5.32%, 12/2/96 ...................................     16,450     16,448
Banc One
    4(2)
        5.30%, 1/28/97 ...................................     35,000     34,701
        5.45%, 12/2/96 ...................................      1,882      1,882
Bank of America, 5.27%, 12/26/96 .........................      5,000      4,982
Bank of Scotland Treasury, 5.29%, 5/9/97 .................     20,000     19,533
BBL North America, 5.28%, 12/3/96 ........................     48,000     47,986
Bell Atlantic Network Funding, 5.25%, 12/3/96 ............     18,500     18,495

Bex America Finance, 5.33%, 2/4/97 .......................   $ 24,000   $ 23,769
BMW U.S. Capital
        5.26%, 12/12/96 ..................................     33,385     33,332
        5.28%, 2/24/97 ...................................     23,000     22,713
Caisse des Depots et Consignations
    4(2)
        5.26%, 12/2/96 ...................................     80,000     79,988
        5.30%, 1/30/97 ...................................     50,000     49,559
California Pollution Control, 5.33%, 12/23/96 ............     20,000     20,000
Cargill Financial Services, 4(2), 5.25%, 12/5/96 .........      5,000      4,997
Chrysler Financial
        5.30%, 12/23/96 ..................................     27,000     26,913
        5.35%, 12/23/96 ..................................     10,000      9,967
Coca-Cola, 5.23%, 12/10/96 ...............................     35,000     34,954
Commercial Credit
        5.25%, 12/2/96 - 12/3/96 .........................     44,500     44,491
        5.32%, 12/9/96 ...................................     25,000     24,970
Countrywide Funding, 5.28%, 12/2/96 ......................     32,000     31,995
Cregem North America, 5.30%, 2/13/97 .....................     34,500     34,124
CS First Boston Group, 5.26%, 12/6/96 ....................     25,000     24,982
Delaware Funding, 4(2), 5.30%, 12/16/96 ..................     38,000     37,916
Dillard Investment, 5.25%, 12/10/96 ......................     11,600     11,585
Dover, 4(2), 5.34%, 1/22/97 ..............................     13,243     13,141
Du Pont (EI) de Nemours
    4(2)
        5.23%, 12/5/96 ...................................     25,000     24,985
        5.24%, 12/4/96 ...................................     14,923     14,917
Finova Capital, 5.30%, 12/2/96 - 12/10/96 ................     15,500     15,493
Gaz de France Service Nationale, 5.25%, 12/18/96 .........     13,606     13,572
General Electric Capital, 5.30%, 5/1/97 ..................      5,000      4,889
Glaxo Wellcome, 5.30%, 2/13/97 ...........................     43,000     42,531
Golden Managers Acceptance, 5.35%, 1/8/97 ................     20,000     19,887
Great Lakes Chemical, 4(2), 5.28%, 12/20/96 ..............     11,170     11,139
H.J. Heinz, 4(2), 5.30%, 12/9/96 .........................    $10,000    $ 9,988
Harvard University, 5.26%, 12/5/96 .......................     25,000     24,985
Island Finance of Puerto Rico, 5.28%, 12/20/96 ...........     25,000     24,930
KFW International Finance, 5.25%, 12/2/96 - 12/5/96 ......    101,000    100,973
Korea Development Bank, 5.32%, 2/13/97 ...................     30,000     29,672
Lucent Technologies, 5.30%, 2/18/97 ......................     25,000     24,709
Merck & Co., 4(2), 5.25%, 12/6/96 ........................     11,275     11,267
Metlife Funding, 5.30%, 1/31/97 ..........................     13,566     13,444
Mobil Australia Finance, 4(2), 5.26%, 12/10/96 ...........     30,000     29,961
Morgan Stanley Group, 5.33%, 12/3/96 .....................      4,500      4,499
National Australia Funding
        5.27%, 12/2/96 ...................................     36,200     36,194
        5.30%, 12/5/96 ...................................     80,000     79,953
        5.40%, 12/6/96 ...................................     47,000     46,972

National Bank of Canada, 5.30%, 12/3/96 ..................   $ 50,000   $ 49,985
National City Credit
        5.26%, 12/2/96 - 12/19/96 ........................     40,000     39,969
        5.27%, 12/13/96 - 12/20/96 .......................     40,000     39,904
Oesterrichische Kontrollbank, 5.25%, 12/10/96 ............     24,125     24,093
Paccar Financial, 5.33%, 12/3/96 .........................      8,100      8,098
Pacific Mutual, 5.32%, 12/2/96 ...........................     25,000     24,996
Panasonic Finance, 4(2), 5.25%, 12/20/96 .................     34,000     33,906
Pfizer
    4(2)
        5.26%, 12/5/96 ...................................     50,000     49,971
        5.30%, 12/5/96 ...................................     27,300     27,284
Preferred Receivables Funding, 5.30%, 4/10/97 ............     17,575     17,239
Reed Elsevier, 4(2), 5.37%, 12/2/96 ......................     17,300     17,297
Rockwell International, 4(2), 5.60%, 12/3/96 .............     13,411     13,407
Sandoz, 4(2), 5.30%, 12/2/96 .............................     59,000     58,991
Sara Lee, 5.30%, 12/9/96 .................................     32,000     31,962
Statoil (Den Norske Stats Oljeselskap), 5.25%, 12/5/96 ...     35,000     34,980
Tasmanian Public Finance, 5.40%, 12/12/96 ................     10,000      9,983
Toyota Motor Credit, 5.30%, 12/2/96 ......................     40,000     39,994
Transamerica Finance, 5.25%, 12/2/96 .....................     20,400     20,397
UBS Finance (Delaware)
        5.35%, 12/3/96 ...................................     50,000     49,985
        5.40%, 12/3/96 ...................................     11,474     11,471
Unifunding, 5.32%, 4/21/97 ...............................      5,300      5,190
Unilever Capital, 4(2), 5.25%, 12/13/96 ..................     20,000     19,965
Vereinsbank Finance, 5.25%, 12/11/96 .....................     50,000     49,927
Yale University, 5.26%, 12/20/96 .........................     14,500     14,460

Total Commercial Paper (Cost $2,108,615) .................             2,108,615

MEDIUM-TERM NOTES  16.8%

American General Finance, VR, 5.473%, 12/16/96 ...........     10,000     10,002
Associates Corporation of North America
        6.875%, 1/15/97 ..................................      3,000      3,005
        8.70%, 1/1/97 ....................................     10,000     10,025
Avco Financial Services, 5.875%, 10/15/97 ................      2,000      2,000
Bankamerica, Eurodollar, 5.906%, 2/28/97 .................      9,000      9,009
Bear Stearns, VR, 5.425%, 12/29/96 .......................     45,000     45,000
CIT Group Holdings, 5.50%, 2/28/97 .......................      6,500      6,506
Citicorp, 8.50%, 2/24/97 .................................      5,000      5,037
Corporate Asset Funding, (144a)
        5.366%, 12/2/96 ..................................     28,000     28,000
    VR
        5.383%, 12/10/97 .................................     25,000     24,998
        5.397%, 12/10/96 .................................     28,000     27,994

Ford Motor Credit
        5.625%, 3/3/97 ...................................   $ 10,000   $ 10,014
        7.125%, 12/1/97 ..................................     21,075     21,359
        8.00%, 12/1/96 ...................................      5,000      5,000
General Electric Capital
        5.12%, 1/27/97 ...................................     12,000     11,999
        5.30%, 1/3/97 ....................................    119,200    119,196
        7.646%, 2/3/97 ...................................     30,000     30,124
General Motors Acceptance Corporation
        5.907%, 12/6/96 ..................................     13,000     13,000
        7.80%, 5/5/97 ....................................      1,650      1,663
        8.125%, 1/13/97 ..................................      1,070      1,073
        8.375%, 5/1/97 ...................................      1,000      1,010

Goldman Sachs Group, VR, 5.435%, 12/20/96 ................     62,000     62,000
International Lease Finance, 4.75%, 1/15/97 ..............     19,000     18,986
John Deere Capital, 7.33%, 11/14/97 ......................     17,550     17,813
Merrill Lynch & Co., VR, 5.833%, 12/24/96 ................      5,000      5,007
Nationsbank, 7.50%, 2/15/97 ..............................      2,735      2,749
Norwest
        7.75%, 12/31/96 ..................................      1,000      1,002
        7.875%, 1/30/97 ..................................      8,000      8,032
Pepsico, Eurodollar, 7.75%, 2/28/97 ......................      6,000      6,037
PHH, VR, 5.365%, 12/8/96 .................................     50,000     49,983
Republic National Bank of New York, 7.95%, 1/14/97 .......      2,000      2,006
Smithkline Beecham, Eurodollar, 7.375%, 11/10/97 .........      5,000      5,073
SMM Trust, (144a)
    VR
        5.425%, 12/29/96 .................................     35,000     35,000
        5.706%, 12/26/96 .................................     75,000     75,000
Toyota Motor Credit
        5.55%, 3/20/97 ...................................     40,000     40,011
        7.625%, 1/30/97 ..................................     18,500     18,565

Total Medium-Term Notes (Cost $733,278) ..................               733,278

U.S. GOVERNMENT AGENCY OBLIGATIONS  3.3%

Federal Home Loan Mortgage, Discount Notes, 5.70%, 12/2/96   $145,361   $145,338

Total U.S. Government Agency Obligations (Cost $145,338) .               145,338


Total Investments in Securities
102.2% of Net Assets (Cost $4,469,464) ...................           $4,469,464
Other Assets Less Liabilities  ...........................              (94,675)

NET ASSETS ...............................................          $ 4,374,789

Net Assets Consist of:
Accumulated net investment
income - net of  distributions                            $ 814

Accumulated net realized gain/
loss - net of distributions                              (1,677)

Paid-in-capital  applicable to 4,376,938,434
shares of $0.01 par value capital stock outstanding;
15,000,000,000  shares  authorized                                    4,375,652

NET ASSETS                                                          $ 4,374,789

NET ASSET VALUE PER SHARE                                                $ 1.00
================================================================================

     VR Variable Rate

     4(2) Commercial Paper sold within terms of a private placement memorandum, exempt from registration under section 4.2 of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors".

     144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers -- total of such securities at year-end amounts to 4.4% of net assets.

================================================================================

Statement of Operations
================================================================================

In thousands

Unaudited

T. Rowe Price Prime Reserve Fund
================================================================================
                                                                        6 Months
                                                                           Ended
                                                                        11/30/96
                                                                        --------
Investment Income
Interest income                                                      $   114,642
Expenses
    Investment management                                                  8,022
    Shareholder servicing                                                  5,507
    Prospectus and shareholder reports                                       239
    Custody and accounting                                                   163
    Registration                                                              47
    Legal and audit                                                           20
    Directors                                                                 17
    Miscellaneous                                                             29
                                                                     -----------
    Total expenses                                                        14,044
                                                                     -----------
Net investment income                                                    100,598

Realized Gain (Loss)
----------------------------------------
Net realized  gain (loss) on  securities                                     631

INCREASE  (DECREASE) IN NET ASSETS
FROM OPERATIONS                                                        $ 101,229

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.
================================================================================

Statement of Changes in Net Assets
================================================================================

In thousands

Unaudited

T. Rowe Price Prime Reserve Fund

                                                             6 Months    Year
                                                               Ended     Ended
                                                             11/30/96   5/31/96
                                                             --------   -------
Increase (Decrease) in Net Assets

Operations
Net investment income ......................               $ 100,598  $ 201,227
Net realized gain (loss) ...................                     631        778
Change in net unrealized gain or loss ......                      --        335

    Increase (decrease) in net assets from operations        101,229    202,340

Distributions to shareholders
    Net investment income                                   (100,598)  (202,178)

Capital share transactions *
    Shares sold                                            4,842,964  7,790,741
    Distributions reinvested                                  96,438    196,288
    Shares redeemed                                       (4,576,263)(7,816,950)
    Increase (decrease) in net assets from capital
    share transactions                                       363,139    170,079

Net Assets
Increase (decrease) during period                            363,770    170,241
Beginning of period                                        4,011,019  3,840,778
End of period                                             $4,374,789 $4,011,019

*Share information
    Shares sold                                            4,842,964  7,790,743
    Distributions reinvested                                  96,437    196,288
    Shares redeemed                                       (4,576,263)(7,816,950)
    Increase (decrease) in shares outstanding                363,138    170,081
================================================================================

Notes to Financial Statements

Unaudited                                                      November 30, 1996

================================================================================
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
================================================================================

T. Rowe Price Prime Reserve Fund, Inc., (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on March 3, 1976.

Valuation Securities are valued at amortized cost. Assets and liabilities for which such valuation procedures are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

================================================================================
NOTE 2- FEDERAL INCOME TAXES
================================================================================

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund has unused realized capital loss carryforwards for federal income tax purposes of $2,308,000, of which $1,035,000 expires in 1997, and $1,273,000 in 1998. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

At November 30, 1996, the aggregate cost of investments for federal income tax and financial reporting purposes was $4,469,464,000.

================================================================================

NOTE 3 - RELATED PARTY TRANSACTIONS
================================================================================

The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $1,353,000 was payable at November 30, 1996. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.05% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.305% for assets in excess of $50 billion. At November 30, 1996, and for the six months then ended, the effective annual group fee rate was 0.33%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. (TRPS) is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. Additionally, the fund is one of several T. Rowe Price mutual funds (the underlying funds) in which the T. Rowe Price Spectrum Growth and Income Funds (Spectrum) invest. In accordance with an agreement among Spectrum, the underlying funds, the manager, and TRPS, expenses from the operation of Spectrum are borne by the underlying funds based on each underlying fund's proportionate share of assets owned by Spectrum. The fund incurred expenses pursuant to these related party agreements totaling approximately $4,436,000 for the six months ended November 30, 1996, of which $1,057,000 was payable at period-end.

================================================================================
Investment Services And Information
================================================================================
--------------------------------------------------------------------------------
Knowledgeable Service Representatives
--------------------------------------------------------------------------------

By Phone Shareholder service representatives are available from 8 a.m. to 10 p.m. ET Monday through Friday and from 8:30 a.m. to 5 p.m. ET on weekends. Call 1-800-225-5132 to speak directly with a representative who will be able to assist you with your accounts.

In Person  Visit  one of our  investor  center
locations to meet with a representative who will be able to assist you with your accounts. While there, you can drop off applications or obtain prospectuses and other literature.
--------------------------------------------------------------------------------

Automated 24-Hour Services
--------------------------------------------------------------------------------

Tele*Access(Registration mark) Call 1-800-638-2587 to obtain information such as account balance, date and amount of your last transaction, latest dividend payment, fund prices, and yields. Additionally, you have the ability to request prospectuses, statements, and account and tax forms; to reorder checks; and to initiate purchase, redemption, and exchange orders for identically registered accounts.

T. Rowe Price OnLine Through a personal computer via dial-up modem, you can replicate all the services available on Tele*Access plus conduct transactions in your Discount Brokerage and Variable Annuity accounts.

--------------------------------------------------------------------------------
Account Services
--------------------------------------------------------------------------------

Checking Write checks for $500 or more on any money market and most bond fund accounts (except the High Yield and Emerging Markets Bond Funds).


Automatic Investing Build your account over time by investing directly from your bank account or paycheck with Automatic Asset Builder. Additionally, Automatic Exchange enables you to set up systematic investments from one fund account into another, such as from a money fund into a stock fund. A low, $50 minimum makes it easy to get started.

Automatic Withdrawal If you need money from your fund account on a regular basis, you can establish scheduled, automatic redemptions.

Dividend and Capital Gains Payment Options Reinvest all or some of your distributions, or take them in cash. We give you maximum flexibility and convenience.

--------------------------------------------------------------------------------
Discount Brokerage *
--------------------------------------------------------------------------------

Investments Available You can trade stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

To Open an Account
Call a  shareholder  service  representative  for more  information.
--------------------------------------------------------------------------------

Investment Information
--------------------------------------------------------------------------------

Combined Statement A comprehensive overview of your T. Rowe Price accounts is provided. The summary page gives you earnings by tax category, provides total portfolio value, and lists your investments by type--stock, bond, and money market. Detail pages itemize account transactions by fund.

Shareholder Reports Portfolio managers review the performance of the funds in plain language and discuss T. Rowe Price's economic outlook.

The T. Rowe Price Report This is a quarterly newsletter with relevant articles on market trends, personal financial planning, and T. Rowe Price's economic perspective.

Performance Update This quarterly report reviews recent market developments and provides comprehensive performance information for every T. Rowe Price fund.

Insights This library of information includes reports on mutual fund tax issues, investment strategies, and financial markets.

Detailed Investment Guides Our widely acclaimed Asset Mix Worksheet, College Planning Kit, Retirees Financial Guide, and Retirement Planning Kit (also available on disk for PC use) can help you determine and reach your investment goals.

* A division of T. Rowe Price Investment Services, Inc.  Member NASD/SIPC.
================================================================================

--------------------------------------------------------------------------------

Mutual Funds
--------------------------------------------------------------------------------
Stock Funds
-------------------------
Domestic
-------------------------
Balanced
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Dividend Growth
Equity Income
Equity  Index
Financial  Services
Growth & Income
Growth Stock
Health Sciences
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era New Horizons *
OTC
Science  &   Technology
Small-Cap Value  *
Spectrum   Growth
Value


International/Global
-------------------------

Emerging Markets Stock
European  Stock
Global  Stock
International  Discovery
International  Stock
Japan
Latin  America
New  Asia
Spectrum International

================================================================================

Bond Funds
-----------------------------
Domestic Taxable
-----------------------------

Corporate Income
GNMA
High Yield
New Income
Short-Term  Bond
Short-Term  U.S.  Government
Spectrum Income
Summit GNMA
Summit  Limited-Term Bond
U.S.  Treasury  Intermediate
U.S. Treasury Long-Term

Domestic Tax-free
-----------------------------
California Tax-Free Bond
Florida Insured Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland  Short-Term  Tax-Free Bond
Maryland  Tax-Free  Bond
New Jersey  Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Insured Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term Tax-Free Bond
Virginia Tax-Free Bond

International/Global
-----------------------------

Global Government Bond
Emerging Markets Bond
International Bond

================================================================================

Money Market
-----------------------------
Taxable
-----------------------------
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free
-----------------------------
California Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

Blended Asset
-----------------------------
Personal Strategy Income
Personal Strategy Balanced
Personal Strategy Growth

T. Rowe Price No-Load Variable Annuity
----------------------------------------

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio

*Closed to new investors.

================================================================================
================================================================================


                       For yield, price, last transaction,
                          current balance or to conduct
                         transactions, 24 hours, 7 days
                          a week, call Tele*Access(R):
                            1-800-638-2587 toll free

                                 For assistance
                               with your existing
                               fund account, call:
                           Shareholder Service Center
                            1-800-225-5132 toll free
                             625-6500 Baltimore area

                          To open a Discount Brokerage
                         account or obtain information,
                         call: 1-800-638-5660 toll free

                                Internet address:
                            http://www.troweprice.com

                            T. Rowe Price Associates
                              100 East Pratt Street
                            Baltimore, Maryland 21202

                          This report is authorized for
                        distribution only to shareholders
                         and to others who have received
                        a copy of the prospectus of the
                      T. Rowe Price Prime Reserve Fund(R).

                               Investor Centers:
                              101 East Lombard St.
                              Baltimore, MD 21202

                                 T. Rowe Price
                                Financial Center
                              10090 Red Run Blvd.
                             Owings Mills, MD 21117

                                Farragut Square
                              900 17th Street, N.W.
                             Washington, D.C. 20006

                                   ARCO Tower
                                   31st Floor
                              515 South Flower St.
                             Los Angeles, CA 90071

                             4200 West Cypress St.
                                   10th Floor
                                Tampa, FL 33607


              T. Rowe Price Investment Services, Inc., Distributor

                               RPRTPRF  11/30/96